PREMIER GLOBAL INVESTING, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    Your Fund achieved a total return of 10.21% for Class A shares, 9.36% for Class B shares, 9.36% for Class C shares and 10.45% for Class R shares for the twelve-month period ended October 31, 1996.* This compares to a total return of 16.30% for the Morgan Stanley Capital International World Index over the same period.**
    Premier Global Investing, Inc. outperformed the World Index during the first half of the fiscal year ending October 31, 1996 but fell short of the Index during the second half and, as a result, the full year as well. The Fund lagged the World Index principally due to the inclusion of too many investments in Japan and too few in the U.S. As the U.S. performed much better than Japan over the period, and these two markets are by far the largest in the world, this dual investment decision is responsible for your Fund's underperformance versus the World Index. Premier Global Investing's European investments were near an "index weight" for most of the year, and the European portion of the portfolio was well diversified among six to twelve different markets. These included principally the U.K., Germany, France, the Netherlands, and Switzerland. Positions in Italy, Sweden, Finland, Norway, Portugal, Ireland and Spain were also held at various times during the year. European investments contributed positively to performance for the year. Particularly notable contributions were made by positions in Sweden. The Fund's emerging market investments contributed positively to performance both in nominal terms and compared to the World Index for the year. Hong Kong was the standout.

INVESTMENT APPROACH
    Since assuming management of Premier Global Investing early this year, I have employed the investment style developed over my twelve years of experience in international investment management. My consistent approach to managing your Fund is explained below. The latter portion of this letter details my current strategy for Premier Global Investing.
    My investment process is designed to deliver to investors a portfolio that includes a wide variety of holdings in fifteen to twenty-five markets around the world, exposure to rapidly growing emerging markets when they are attractive for investment, and active currency management. The crucial challenge for a global investor is how to judge the relative attractiveness of various markets when there are scores to choose from. I address this challenge by evaluating information on growth, security prices, interest rates, liquidity, technical factors and currency in each of the world's major markets. My work in these areas is driven by PC-based tools that I have developed over time. Markets and industry sectors will be overweighted, underweighted or market weighted relative to those of the Morgan Stanley Capital International World Index. Presently our strategy is to overweight or underweight markets and industry sectors by no more than 70% with two exceptions. First, the two largest markets in the world, the U.S. and Japan, have a 50%-150% weighting band. The second exception is the asset class of emerging markets. While these markets comprise only 4% of the World Index, Premier Global Investing currently intends to invest up to 20% of its assets in this area when, in our opinion, significant opportunities present themselves. The reasons for this approach are twofold. First, emerging markets have the highest secular GDP and EPS growth rates in the world and a global portfolio should offer shareholders substantial exposure to this long-term opportunity. Second, emerging markets often reach valuation extremes seldom seen in more developed equity markets.
    In the investment process I have developed, stocks are managed in a disciplined way. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that will positively alter their future growth rate. Stocks purchased also need to have attractive valuations relative to both their own history and that of the local market. Companies are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached, or the weighting in that market is reduced as a result of an asset allocation decision.
    Generally, foreign currencies are at least partially hedged, where practicable, when I believe that a given currency has 10% or more downside against the U.S. dollar over the next twelve to eighteen months.

MARKET OVERVIEW AND CURRENT OUTLOOK
U.S.A.
    Over the last six years the U.S. has retaken the title of "world's largest stock market" from Japan by combining a generally declining interest rate environment with dramatic growth in corporate earnings. This is a potent cocktail for stocks because falling interest rates generally cause stocks to rise and rapid earnings growth only adds fuel to the fire of the bull market.
    The earnings of companies listed in the S&P 500 Index have grown at a 21% annual rate since the recession year of 1991. This stunning performance is far above the forty-year average earnings growth rate of 6%. Profit margins for S&P 500 companies have risen dramatically due to the sharp focus of American managements on return on investment. American corporations have raised the financial return requirements for their various businesses and sold or restructured those that did not meet the new requirements. Personnel costs have been pared. Production of products in lower value-added areas has been shifted to lower-cost production areas around the world. U.S. earnings growth over the 1991-1996 period has been largely one of improved profitability rather than revenue growth.
    During the fiscal year, your Fund maintained approximately 22%-25% of its assets in U.S. stocks, compared to 40% for the World Index. With our outlook for inflation, interest rates, economic growth, mutual fund industry growth, and other key variables appearing fairly positive, shareholders may ask why Premier Global Investing did not have a higher proportion of its total assets in the U.S. market. I offer three reasons. First, U.S. corporate earnings appear to be trending back toward their long-term average. This slowdown may reduce investors' enthusiasm in the short term. Second, while I believe the market is not egregiously overvalued, a number of traditional valuation measures appear stretched. These include the market's relationship to prevailing interest rates and the market's overall yield. Prior to 1995 the dividend yield of the S&P has never fallen below 2.8% for an extended period of time. It is currently well below that level. Historically the current low dividend yield has signaled a market correction ahead. Lastly, the U.S. market has not experienced a "normal and healthy" correction of 10% since 1991. It is very, very rare historically, that the U.S. market moves upward for so long with no correction. Nonetheless, I remain constructive with respect to long-term prospects for the U.S. stock market and expect to increase U.S. exposure in your Fund if the right opportunities present themselves.

JAPAN
    The good news for investors is that the Japanese Nikkei Index appears to be in the process of beginning a new bull market. I believe that this is also the bad news, because the process is proving more lengthy and difficult than I expected earlier in the year. As a result, the Fund's large position in Japan was a major contributor to the Fund's underperformance relative to the World Index. The Fund's overweighting in Japan was based on the following factors:
    1. Corporate Japan has reported some of the strongest earnings of any major market in the world.
    2. Interest rates have been and may remain extremely low.
    3. The market has remained attractively priced when compared to its own valuation history.
    4. Local Japanese investors have cash that might find its way into the stock market.
    5. The recent weakening of the Yen is positive for Japanese export-oriented companies.
    The list above encompasses many of the ingredients I have found in other bull markets over the years. What's been missing? In a word, confidence. Japanese investors have suffered through a long bear market since the Nikkei Index peaked at nearly 40,000 in late 1989. At its peak, the Japanese market was about twice as high as it now stands. Following a banking crisis, a period of falling consumer prices, two false starts toward economic recovery, and a good deal of political turmoil, Japanese investors are having a difficult time focusing on the positive future rather than the recent, unpleasant past. Nevertheless, my team and I have seen a good deal of growth in Japanese companies, growth that is available at stock prices that we believe are very reasonable in the context of the Japanese market.

EUROPE
    Premier Global Investing is a growth-oriented fund. In Europe, my staff and I find that many of the growth stocks currently fall into three categories.
    One area is the new growth company. Europe is spawning a large number of new midsized growth companies that are either being spun out of larger companies or made available to investors for the first time through initial public stock offerings. Just in the last month my team has considered companies in the computer software, temporary employment, consumer branded, cellular telephone, leisure, and electronics businesses for inclusion in your Fund.
    Another area of continuing interest is the restructuring of more mature companies. Earlier in this letter the extraordinary efforts of many American company managements to improve the financial performance of their companies was noted. Today a growing number of European companies are moving in this direction. Europe will not become like the U.S. nor America like Europe. But some European companies are taking cues from the U.S. counterparts that may lead to enhanced stock performance over the next few years.
    Last, I want you to know that I have positioned your Fund in a way that is intended to benefit from major structural changes occurring in Europe's economy. Telecommunications is being deregulated. Important changes are taking place in all aspects of the media-television, cable television, newspapers, movie distribution, and the Internet. Additionally, the money management industry is moving into a stage of rapid development as individuals, rather than the local government, become responsible for their ow n retirement plans. These are but three examples. Your Fund looks for investments in growing companies driving the change in each of these areas rather than defending themselves against it.

EMERGING MARKETS
    In my view, no global growth-oriented fund such as Premier Global Investing can serve shareholders without an important commitment to emerging markets when they are attractively valued. The history of this period will record that at least 500 million (and perhaps as many as 2 billion) people on our planet climbed from relative poverty to comparative affluence over the latter part of the current century and the early part of the next.
    In my view, emerging markets are valued attractively today. Economies have been growing at two to five times the rate one can expect in the developed countries in Europe, North America and Japan. Yet the valuations of many of these markets are far below those seen during periods when emerging markets were perceived as "hot" by most investors.

Your Fund's basic discipline that seeks growth at a reasonable price has led us to selected emerging markets such as Hong Kong (including Chinese "Red Chips" traded in that market), Malaysia and Brazil. Although these markets have performed well this year, we can expect that they will become overvalued at some point as investors become overly enamored of them. This will be a signal for your Fund to reduce exposure to the emerging world for some period of time while these markets cool down. While these markets grow much more rapidly than the developed countries in Europe, North America and Japan, they are riskier and more volatile than stocks in developing countries. For this reason, valuation levels need to be watched even more closely than in other areas of the world.
    This is my first annual letter to shareholders of Premier Global Investing. I greatly appreciate your investment in the Fund and will continue to manage the Fund toward its goal of long-term capital growth.

                              Sincerely,

                          [Ron Chapman signature logo]

                              Ron Chapman
                              Portfolio Manager
November 22, 1996
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. **SOURCE: LIPPER ANALYTICAL SERVICES, INC.-Unlike the Fund which may invest in various types of securities and engage in different investment techniques, the Morgan Stanley Capital International World Index is an unmanaged index of global stock market performance, consisting of equity securities.
PREMIER GLOBAL INVESTING, INC.                          OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER GLOBAL INVESTING, INC. CLASS A SHARES AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX
[Exhibit A:
Dollars
$16,397
Morgan Stanley Capital International World Index*
$14,734
Premier Global Investing
(Class A Shares)
*Source: Lipper Analytical Services, Inc.]

Average Annual Total Returns
         Class A Shares                                               Class B Shares
-------------------------------                                -----------------------------
                                                                                                    % Return Reflecting
                                              % Return                                              Applicable Contingent
                                             Reflecting                                % Return        Deferred Sales
                        % Return Without    Maximum Initial                           Assuming No       Charge Upon
Period Ended 10/31/96     Sales Charge    Sales Charge (4.5%)  Period Ended 10/31/96  Redemption        Redemption*
_________                   ______             _______         _________                _____            ________
1 Year                       10.21%            5.24%           1 Year                    9.36%             5.36%
From Inception (1/31/92)      9.57             8.51            From Inception (1/15/93)  8.57              7.94
       Class C Shares                                                 Class R Shares
_____________________________                                  _____________________________
                                      % Return Reflecting
                                     Applicable Contingent
                          % Return      Deferred Sales
                          Assuming       Charge Upon
Period Ended 10/31/96  No Redemption     Redemption**         Period Ended 10/31/96
_________                 ______          ________            _________
1 Year                     9.36%           8.36%              1 Year                      10.45%
From Inception (9/5/95)    8.34            8.34               From Inception (9/5/95)      9.39

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Premier Global Investing, Inc. on 1/31/92 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International World Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Morgan Stanley Capital International World Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand and the Far East and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

PREMIER GLOBAL INVESTING, INC.
STATEMENT OF INVESTMENTS                                                                           OCTOBER 31, 1996

Common Stocks-95.6%                                                                             Shares           Value
______________________________                                                                    ____           _____
  Brazil-.5%                          Centrais Electricas Sta Catari........             (a)     8,000     $    667,000
                                                                                                          _____________

  Canada-1.6%                         Ranger Oil...........................                    300,000        2,250,000
                                                                                                          _____________

  China-1.9%                          China Overseas Land & Investment.....                  1,500,000          557,761
                                      China Resources Enterprises..........                    500,000          562,611
                                      New World Infrastructure.............        (b)         300,000          746,915
                                      Shanghai Industrial Holdings.........                    350,000          794,446
                                                                                                          _____________
                                                                                                              2,661,733
                                                                                                          _____________

  France-4.3%                         Elf Aquitaine.........................                    10,000          797,767
                                      Generale Des Eaux.....................                    14,000        1,669,301
                                      Lafarge SA............................                    16,000          957,945
                                      Michelin, Cl. B.......................                    29,500        1,419,071
                                      Thomson...............................                    35,000        1,089,417
                                                                                                          _____________
                                                                                                              5,933,501
                                                                                                          _____________

  Germany-1.9%                        Continental AG........................                    60,000        1,047,430
                                      Deutsche Bank AG......................                    30,000        1,386,166
                                      Henkel KGaA...........................                     4,000          177,338
                                                                                                          _____________
                                                                                                              2,610,934
                                                                                                          _____________

  Hong Kong-7.5%                      Bank of East Asia.....................                   190,000          742,129
                                      Cheung Kong Holdings..................                   210,000        1,683,954
                                      Guangnan Holdings.....................                   374,000          253,951
                                      HKR International.....................                   625,000          792,182
                                      HSBC Holdings.........................                    75,000        1,527,781
                                      Henderson Land Development............                   100,000          889,184
                                      Hong Kong China & Gas.................                   450,000          791,536
                                      Hutchison Whampoa.....................                    95,000          663,493
                                      Hysan Development.....................                   320,000        1,026,410
                                      Hysan Development (warrants)..........                    16,000            7,708
                                      Sun Hung Kai Properties...............                    65,000          739,801
                                      Swire Pacific, Cl. A..................                    90,000          794,446
                                      Wing Hang Bank........................                   115,000          462,570
                                                                                                          _____________
                                                                                                             10,375,145
                                                                                                          _____________

  Italy-3.0%                          Fiat SPA............................                     450,000        1,194,113
                                      Istituto Nazionale delle Assicurazioni                   600,000          830,052
                                      Parmalat Finanziaria SPA..............                 1,470,000        2,099,446
                                                                                                          _____________
                                                                                                              4,123,611
                                                                                                          _____________

  Japan-30.5%                         Bank of Tokyo-Mitsubishi..............                    45,000          915,950
                                      DDI...................................                       195        1,462,756
                                      Daikin Industries.....................                   176,000        1,667,660
                                      Daiwa Securities......................                    73,000          787,769
                                      Fuji Bank.............................                    35,000          629,496

PREMIER GLOBAL INVESTING, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  OCTOBER 31, 1996

Common Stocks (continued)                                                                       Shares           Value
___________________________                                                                       ____           _____
  Japan (continued)                   Fuji Photo Film.......................                    51,000     $  1,463,151
                                      Hitachi Zosen.........................                   198,000          965,853
                                      Industrial Bank of Japan..............                    53,000        1,055,536
                                      Ishikawajima-Harima Heavy Industries..                   340,000        1,566,064
                                      Kato Denki............................                    31,500          453,237
                                      Laox..................................                   104,500        1,751,140
                                      Maruzen...............................                     9,000          110,940
                                      Matsushita Communications Industrial..                    70,000        1,848,569
                                      Matsushita Kotobuki Electric Industrial                   35,000          807,597
                                      Matsushita Electric Industrial........                   100,000        1,596,771
                                      Minebea...............................                   180,000        1,514,476
                                      Mitsubishi Heavy Industries...........                    95,000          729,294
                                      Mitusi & Co...........................                   126,000        1,017,020
                                      NKK..................................        (b)         240,000          602,210
                                      Namco.................................                    30,000          897,525
                                      Nichiei...............................                    22,000        1,463,063
                                      Nippon Express........................                   175,000        1,420,205
                                      Nitto Electric Works..................                   110,000        1,901,210
                                      Rohm..................................                    36,000        2,131,952
                                      Sankyo Company........................                    45,000        1,113,353
                                      Sekisui House.........................                   100,000        1,052,816
                                      Shisheido.............................                   110,000        1,283,558
                                      Sony..................................                    35,000        2,097,297
                                      Sumitomo Bank.........................                    38,000          666,783
                                      TDK...................................                    31,000        1,816,809
                                      Takashimaya...........................                   120,000        1,716,090
                                      Tokyo Style...........................                    83,000        1,259,782
                                      Toyota Motor..........................                   113,000        2,666,920
                                                                                                          _____________
                                                                                                             42,432,852
                                                                                                          _____________

  Malaysia-3.9%                       Commerce Asset Holding Berhad.........                    60,000          391,846
                                      DCB Holdings Berhad...................                   110,000          376,607
                                      Edaran Otomobil Nasional Berhad.......                   110,000        1,027,508
                                      KFC Holdings Berhad...................                   183,333          725,640
                                      R.J. Reynolds Berhad..................                   150,000          436,374
                                      Tenaga Nasional Berhad................                   620,000        2,478,527
                                                                                                          _____________
                                                                                                              5,436,502
                                                                                                          _____________

  Mexico-1.0%                         Empresas ICA Sociedad, A.D.S..........                    45,000          585,000
                                      Fomento Economico Mexicano............                   250,000          766,331
                                      Grupo Financiero, Cl. B...............                     3,315           10,827
                                                                                                          _____________
                                                                                                              1,362,158
                                                                                                          _____________

  Netherlands-4.0%                    Philips Electronics...................                    66,000        2,320,145
                                      Stork NV..............................                    50,000        1,560,754
                                      Vnu-Vernigde Nederlandse Uitgeversbedrijven
                                        Verenigd Bezit......................                    90,000        1,629,533
                                                                                                          _____________
                                                                                                              5,510,432
                                                                                                          _____________

PREMIER GLOBAL INVESTING, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               OCTOBER 31, 1996

Common Stocks (continued)                                                                       Shares           Value
______________________________                                                                    ____           _____
  Philippines-1.0%                    Ayala Land...........................                    390,000     $    416,158
                                      Filinvest Land.......................        (b)         750,000          254,382
                                      Manila Electric, Cl. B...............                     65,000          478,086
                                      Philipino Telephone..................        (b)         300,000          265,815
                                                                                                          _____________
                                                                                                              1,414,441
                                                                                                          _____________

  Portugal-.9                         Cimpor Cimentos de Portugal...........                    60,000        1,257,869
                                                                                                          _____________

  Sweden-1.5%                         Skandia Group Forsakrings AB..........                    48,000        1,346,101
                                      Svenskt Stal AB, Ser. B...............                    55,000          798,373
                                                                                                          _____________
                                                                                                              2,144,474
                                                                                                          _____________

  Switzerland-1.4%                    Elektrowatt AG, Cl. B......................                2,000          756,799
                                      Sandoz AG.............................                     1,000        1,151,754
                                                                                                          _____________
                                                                                                              1,908,553
                                                                                                          _____________

  Thailand-1.3%                       Finance One Public Company Ltd........                   104,000          293,531
                                      Industrial Finance Corporation
                                          of Thailand (foreign).............                   108,000          317,522
                                      Industrial Finance Corporation
                                          of Thailand (local)...............                    69,000          198,804
                                      Krung Thai Bank Public Company........                   212,000          573,422
                                      Siam Commercial Bank..................                    48,000          436,534
                                                                                                          _____________
                                                                                                              1,819,813
                                                                                                          _____________

  United Kingdom-8.7%                 British Sky Broadcasting Group........                    85,000          800,233
                                      Great Universal Stores................                   150,000        1,481,747
                                      Lucas Varity PLC......................                    37,440        1,506,960
                                      Telewest PLC.........................        (b)         575,000        1,310,057
                                      Thistle Hotels........................                   872,000        2,369,884
                                      Vodafone Group PLC....................                   840,000        3,246,663
                                      Williams Holdings.....................                   225,000        1,329,178
                                                                                                          _____________
                                                                                                             12,044,722
                                                                                                          _____________

  United States-20.7%                 AlliedSignal...................                           25,700        1,683,350
                                      American Home Products................                    20,000        1,225,000
                                      America Online.......................        (b)          30,000          813,750
                                      Culligan Water Technologies..........        (b)          32,500        1,218,750
                                      Digital Equipment....................        (b)          27,000          796,500
                                      Disney (Walt).........................                    30,000        1,976,250
                                      Ford Motor............................                    70,000        2,187,500
                                      Host Marriott........................        (b)          75,000        1,153,125
                                      Landstar Systems.....................        (b)          60,000        1,417,500
                                      Lyondell Petrochemical................                    75,000        1,593,750
                                      McDonald's............................                    30,000        1,331,250
                                      Metromedia International Group.......        (b)         110,000        1,086,250

PREMIER GLOBAL INVESTING, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 OCTOBER 31, 1996

Common Stocks (continued)                                                                       Shares           Value
______________________________                                                                    ____           _____

  United States (continued)           Parker-Hannifin.......................                    25,000     $    946,875
                                      Seagate Technology....................       (b)          28,000        1,869,000
                                      Sears, Roebuck & Co...................                    40,000        1,935,000
                                      Southwest Airlines....................                    65,000        1,462,500
                                      Talbots...............................                    65,000        1,852,500
                                      Warner-Lambert........................                    26,000        1,654,250
                                      Westinghouse Electric.................                    90,000        1,541,250
                                      Witco.................................                    35,000        1,085,000
                                                                                                          _____________
                                                                                                             28,829,350
                                                                                                          _____________
                                      TOTAL COMMON STOCKS
                                        (cost $132,869,759).................                               $132,783,090
                                                                                                          =============


Preferred Stocks-0.8%
__________________________-
  Germany;                            Henkel KGaA
                                        (cost $875,238).....................                    24,000     $  1,074,308
                                                                                                          =============

                                                                                                Principal
Short-Term Investments-2.0%                                                                      Amount
______________________________                                                                    ____
  U.S. Treasury Bills:                5.19%, 12/5/1996..................                        37,000     $     36,825
                                      5.06%, 12/12/1996.....................                   185,000          183,945
                                      5.22%, 1/2/1997.......................                    55,000           54,532
                                      5.36%, 1/16/1997......................                   973,000          962,725
                                      5.3%, 1/23/1997.......................                   563,000          556,509
                                      5.34%, 1/30/1997......................                 1,012,000          999,310
                                                                                                          _____________
                                      TOTAL SHORT-TERM INVESTMENTS
                                        (cost $2,793,982)...................                               $  2,793,846
                                                                                                          =============

TOTAL INVESTMENTS (cost $136,538,979).......................................                     98.4%     $136,651,244
                                                                                               =======    =============
CASH AND RECEIVABLES (NET)..................................................                      1.6%    $   2,295,326
                                                                                               =======    =============
NET ASSETS..................................................................                    100.0%     $138,946,570
                                                                                               =======    =============


Notes to Statement of Investments:
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This securitiy may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, this security amounted to $667,000 or approximately .48% of net assets.
(b) Non-income producing.



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER GLOBAL INVESTING, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                   OCTOBER 31, 1996
                                                                                                 Cost            Value
                                                                                               _______          _______
ASSETS:                          Investments in securities-See Statement of Investments   $136,538,979     $136,651,244
                                 Cash.......................................                                    209,732
                                 Receivable for investment securities sold..                                  2,123,973
                                 Dividends receivable.......................                                    329,381
                                 Prepaid expenses...........................                                     34,746
                                                                                                                _______
                                                                                                            139,349,076
                                                                                                                _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                  122,508
                                 Due to Distributor.........................                                     47,124
                                 Payable for investment securities purchased                                     41,591
                                 Payable for shares of Common Stock redeemed                                      2,511
                                 Accrued expenses...........................                                    188,772
                                                                                                                _______
                                                                                                                402,506
                                                                                                                _______
NET ASSETS..................................................................                               $138,946,570
                                                                                                                =======
REPRESENTED BY:                  Paid-in capital............................                               $120,050,949
                                 Accumulated undistributed investment income-net                                231,395
                                 Accumulated net realized gain (loss) on investments
                                 and foreign exchange transactions                                           18,555,165
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign exchange transactions                               109,061
                                                                                                                _______
NET ASSETS..................................................................                               $138,946,570
                                                                                                                =======
                                            NET ASSET VALUE PER SHARE
                                                ------------------


                                                                      Class A         Class B         Class C       Class R
                                                                   ____________   ____________       ________       _______
Net Assets.......................................                   $66,906,797    $71,982,612        $53,263        $3,898
Shares Outstanding...............................                     4,032,823      4,397,813      3,288.804           235
NET ASSET VALUE PER SHARE........................                        $16.59         $16.37         $16.20        $16.59
                                                                         ======        =======        =======        ======


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER GLOBAL INVESTING, INC.
STATEMENT OF OPERATIONS                                                                        YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $209,181 foreign taxes withheld
                                     at source).............................                   $  2,427,409
                                 Interest...................................                        601,457
                                                                                                ___________
                                       Total Income.........................                                       $  3,028,866
EXPENSES:                        Management fee-Note 3(a)...................                      1,093,156
                                 Distribution fees-Note 3(b)................                        565,889
                                 Shareholder servicing costs-Note 3(c)......                        524,910
                                 Custodian fees.............................                        130,668
                                 Professional fees..........................                         55,758
                                 Registration fees..........................                         42,314
                                 Prospectus and shareholders' reports.......                         26,131
                                 Directors' fees and expenses-Note 3(d).....                         22,556
                                 Interest-Note 2............................                             87
                                 Miscellaneous..............................                         19,100
                                                                                                ___________
                                       Total Expenses.......................                                          2,480,569
                                                                                                                   ____________
INVESTMENT INCOME-NET.......................................................                                            548,297
                                                                                                                   ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:

                                 Net realized gain (loss) on investments and foreign
                                     currency transactions..................                    $16,747,266
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                        930,070
                                 Net realized gain (loss) on financial futures                      865,064
                                                                                                ___________
                                       Net Realized Gain (Loss).............                                         18,542,400
                                 Net unrealized appreciation (depreciation) on investments                           (5,532,025)
                                                                                                                   ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         13,010,375
                                                                                                                   ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $13,558,672
                                                                                                                   ============



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER GLOBAL INVESTING, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended           Year Ended
                                                                                     October 31, 1996     October 31, 1995
                                                                                      ________________    _______________
OPERATIONS:
  Investment income-net....................................................     $       548,297       $    1,451,703
  Net realized gain (loss) on investments..................................          18,542,400            7,232,789
  Net unrealized appreciation (depreciation) on investments................          (5,532,025)          (2,841,964)
                                                                                  _____________        _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations......          13,558,672            5,842,528
                                                                                  _____________        _____________

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................          (1,028,808)            (718,624)
    Class B shares.........................................................            (560,967)            (198,110)
    Class C shares.........................................................                 (18)                    -
    Class R shares.........................................................                 (19)                    -
  Net realized gain on investments:
    Class A shares.........................................................          (3,506,346)          (1,189,446)
    Class B shares.........................................................          (3,747,259)          (1,188,660)
    Class C shares.........................................................                 (53)                    -
    Class R shares.........................................................                 (55)                    -
                                                                                  _____________        _____________
      Total Dividends......................................................          (8,843,525)          (3,294,840)
                                                                                  _____________        _____________

CAPITALSTOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................          14,951,284           10,636,355
    Class B shares.........................................................           3,076,414            6,041,105
    Class C shares.........................................................              53,626                1,000
    Class R shares.........................................................               2,929                1,067
  Dividends reinvested:
    Class A shares.........................................................           4,352,170            1,803,995
    Class B shares.........................................................           4,154,672            1,335,890
    Class C shares.........................................................                  71                    -
    Class R shares.........................................................                  75                    -
  Cost of shares redeemed:
    Class A shares.........................................................         (23,319,202)         (24,001,138)
    Class B shares.........................................................          (9,842,130)         (13,478,681)
    Class C shares.........................................................                   -                    -
    Class R shares.........................................................                (163)                   -
                                                                                  _____________        _____________
      Increase (Decrease) in Net Assets from Capital Stock Transactions....          (6,570,254)         (17,660,407)
                                                                                  _____________        _____________
        Total Increase (Decrease) in Net Assets............................          (1,855,107)         (15,112,719)

NET ASSETS:
  Beginning of Period......................................................         140,801,677          155,914,396
                                                                                  _____________        _____________
  End of Period............................................................        $138,946,570         $140,801,677
                                                                                  =============        =============
UNDISTRIBUTED INVESTMENT INCOME-NET........................................     $       231,395       $    1,272,910
                                                                                  _____________        _____________
SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER GLOBAL INVESTING, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                Shares
                                                                                  __________________________________
                                                                                    Year Ended           Year Ended
                                                                                 October 31, 1996    October 31, 1995
                                                                                  _____________        _____________
CAPITAL SHARE TRANSACTIONS:
  Class A
  _______
  Shares sold..............................................................             915,349              688,193
  Shares issued for dividends reinvested...................................             280,062              123,731
  Shares redeemed..........................................................          (1,421,401)          (1,560,618)
                                                                                  _____________        _____________
                                 Net Increase (Decrease) in Shares Outstanding         (225,990)            (748,694)
                                                                                  =============        =============
  Class B
  _______
  Shares sold..............................................................             187,874              396,520
  Shares issued for dividends reinvested...................................             269,259               92,194
  Shares redeemed..........................................................            (601,474)            (879,387)
                                                                                  _____________        _____________
                                 Net Increase (Decrease) in Shares Outstanding         (144,341)            (390,673)
                                                                                  =============        =============
  Class C*
  _______
  Shares sold..............................................................               3,221                   63
  Shares issued for dividends reinvested...................................                   5                    -
                                                                                  _____________        _____________
                                 Net Increase (Decrease) in Shares Outstanding            3,226                   63
                                                                                  =============        =============
  Class R*
  _______
  Shares sold..............................................................                 174                   66
  Shares issued for dividends reinvested...................................                   5                    -
  Shares redeemed..........................................................                 (10)                   -
                                                                                  _____________        _____________
                                 Net Increase (Decrease) in Shares Outstanding              169                   66
                                                                                  =============        =============

*From September 5, 1995 (commencement of initial offering) to October 31,
1995.







SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER GLOBAL INVESTING, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                        Class A Shares
                                                                     -------------------------------------------------------
                                                                                    Year Ended October 31,
                                                                     -------------------------------------------------------
PER SHARE DATA:                                                        1996        1995        1994        1993        1992(1)
                                                                     ______      ______      ______      ______      ______
    Net asset value, beginning of period..........                   $16.10      $15.78      $15.58      $13.68      $12.50
                                                                     ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net.........................                      .14         .24         .15         .10         .05
    Net realized and unrealized gain (loss)
      on investments..............................                     1.44         .47         .71        2.01        1.13
                                                                     ______      ______      ______      ______      ______
          Total from Investment Operations........                     1.58         .71         .86        2.11        1.18
                                                                     ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net..........                     (.25)       (.15)       (.08)       (.09)          -
    Dividends from net realized gain on investments                    (.84)       (.24)       (.58)       (.12)          -
                                                                     ______      ______      ______      ______      ______
          Total Distributions.....................                    (1.09)       (.39)       (.66)       (.21)          -
                                                                     ______      ______      ______      ______      ______
    Net asset value, end of period................                   $16.59      $16.10      $15.78      $15.58      $13.68
                                                                     ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN(2)........................                    10.21%       4.72%       5.62%      15.66%       9.44%(3)

RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets                  1.31%       1.31%       1.38%       1.66%       1.76%(3)
    Ratio of dividends on securities sold short
      to average net assets.......................                        -         .01%        .01%        .01%          -
    Ratio of net investment income to average net assets                .76%       1.38%        .95%        .98%        .74%(3)

    Portfolio Turnover Rate.......................                   176.17%     229.90%     156.98%     179.28%     208.70%(3)
    Average commission rate paid(4)...............                   $.0269           -           -           -           -
    Net Assets, end of period (000's Omitted).....                  $66,907     $68,584     $79,017     $75,066     $35,669

(1) From January 31, 1992 (commencement of operations) to October 31, 1992.
(2) Exclusive of sales load.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

See notes to financial statments.

PREMIER GLOBAL INVESTING, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                           Class B Shares
                                                                      _________________________________________________________

                                                                                       Year Ended October 31,
                                                                      _________________________________________________________

PERSHAREDATA:                                                                 1996           1995           1994         1993(1)
                                                                            ______         ______         ______       ______
    Net asset value, beginning of period......                              $15.90         $15.59         $15.49       $13.51
                                                                            ______         ______         ______       ______
    Investment Operations:
    Investment income (loss)-net..............                                   -            .10            .06         (.01)
    Net realized and unrealized gain (loss)
      on investments..........................                                1.44            .49            .67         1.99
                                                                            ______         ______         ______       ______
          Total from Investment Operations....                                1.44            .59            .73         1.98
                                                                            ______         ______         ______       ______
    Distributions:
    Dividends from investment income-net......                                (.13)          (.04)          (.05)           -
    Dividends from net realized gain on  investments                          (.84)          (.24)          (.58)           -
                                                                            ______         ______         ______       ______
          Total Distributions.................                                (.97)          (.28)          (.63)           -
                                                                            ______         ______         ______       ______
    Net asset value, end of period............                              $16.37         $15.90         $15.59       $15.49

                                                                            ======         ======         ======       ======
TOTAL INVESTMENT RETURN(2)....................                                9.36%          3.96%          4.82%       14.66%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets                         2.06%          2.06%          2.15%        1.96%(3)
    Ratio of dividends on securities sold short to
      average net assets......................                                   -            .01%             -          .01%(3)
    Ratio of net investment income (loss) to average
      net assets..............................                                 .01%           .62%           .23%        (.18)%(3)
    Portfolio Turnover Rate...................                              176.17%        229.90%        156.98%      179.28%
    Average commission rate paid(4)...........                              $.0269              -              -            -
    Net Assets, end of period (000's Omitted).                             $71,983        $72,215        $76,897      $40,897
_________________
(1) From January 15, 1993 (commencement of initial offering) to October 31,
1993.
(2) Exlusive of sales load.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER GLOBAL INVESTING, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                       Class C Shares                  Class R Shares
                                                                       ______________________        ______________________

                                                                       Year Ended October 31,         Year Ended October 31,
                                                                       ______________________        ______________________

PERSHAREDATA:                                                                 1996           1995(1)        1996         1995(1)
                                                                            ______         ______         ______       ______
    Net asset value, beginning of period......                              $15.90         $15.85         $16.11       $16.04
                                                                            ______         ______         ______       ______
    Investment Operations:
    Investment income (loss)-net..............                                 .28           (.01)           .26          .01
    Net realized and unrealized gain (loss)
      on investments..........................                                1.14            .06           1.35          .06
                                                                            ______         ______         ______       ______
          Total from Investment Operations....                                1.42            .05           1.61          .07
                                                                            ______         ______         ______       ______
    Distributions:
    Dividends from investment income-net......                                (.28)             -           (.29)           -
    Dividends from net realized gain on  investments                          (.84)             -           (.84)           -
                                                                            ______         ______         ______       ______
          Total Distributions.................                               (1.12)             -          (1.13)           -
                                                                            ______         ______         ______       ______
    Net asset value, end of period............                              $16.20         $15.90         $16.59       $16.11

                                                                            ______         ______         ______       ______
                                                                            ______         ______         ______       ______
TOTAL INVESTMENT RETURN(2)....................                                9.36%           .32%(3)      10.45%         .44%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...                                1.90%           .35%(3)        .87%         .18%(3)
    Ratio of net investment income (loss) to average
      net assets..............................                                (.19%)         (.09%)(3)       .94%         .08%(3)
    Portfolio Turnover Rate...................                              176.17%        229.90%        176.17%      229.90%
    Average commission rate paid(4)...........                              $.0269              -         $.0269            -
    Net Assets, end of period (000's Omitted).                                 $53             $1             $4           $1
(1)    From September 5, 1995 (commencement of initial offering) to October 31, 1995.
(2)    Exclusive of sales load.
(3)    Not annualized.
(4)    For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER GLOBAL INVESTING, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
  Premier Global Investing, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
  Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue 300 million of $.001 par value Common Stock in each of the following class of shares:
Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the four Classes include the services offered to and the expenses borne by each Class and certain voting rights.
  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
  (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
  (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the PREMIER GLOBAL INVESTING, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-BANK LINE OF CREDIT:
  In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
  The average daily amount of borrowings outstanding during the period ended October 31, 1996 was $1,366, with a related weighted average annualized interest rate of 6.38%. The maximum amount borrowed at any time during the period ended October 31, 1996 was $500,000.

NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement further provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 21/2% of the first $30 million, 2% of the next $70 million and 11/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations.
There was no expense reimbursement for the period ended October 31, 1996.
  Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $36,614 during the period ended October 31, 1996 from commissions earned on sales of the Fund's shares.
  (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the period ended October 31, 1996, $565,748 was charged to the Fund for the Class B shares and $141 was charged to the Fund for the Class C shares.
  (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $175,752, $188,583 and $47 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

PREMIER GLOBAL INVESTING, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
  Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $86,921 for the period ended October 31, 1996.
  (d) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:
  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 1996, amounted to $237,857,153 and $237,582,936, respectively.
  The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities. At October 31, 1996, there were no open forward currency exchange contracts.
  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Generally, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1996, there were no financial futures contracts outstanding.
  (B) At October 31, 1996, accumulated net unrealized appreciation on investments was $112,265, consisting of $8,571,997 gross unrealized appreciation and $8,459,732 gross unrealized depreciation.
  At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER GLOBAL INVESTING, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
PREMIER GLOBAL INVESTING, INC.

    We have audited the accompanying statement of assets and liabilities of Premier Global Investing, Inc., including the statement of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Global Investing, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                      [ERNST & YOUNG LLP signature logo]

New York, New York
December 13, 1996

PREMIER GLOBAL INVESTING, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 1996:
      -the total amount of taxes paid to foreign countries was $209,181.
      -the total amount of income sourced from foreign countries was $287,940.
    As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1996 calendar year with Form 1099-DIV which will be mailed by January 31, 1997.
    For Federal tax purposes the Fund hereby designates $.47 per share as a long-term capital gain distribution paid on December 7, 1995.
    The Fund also designates 16.64% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1997 of the percentage applicable to the preparation of their 1996 income tax returns.



PREMIER GLOBAL INVESTING, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
POBox 9641
Providence, RI 02940










Printed in U.S.A.                                  092/633AR9610
Annual Report
Premier Global
Investing, Inc.
October 31, 1996
[Dreyfus lion/2hres logo]